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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OR OF 1934

                             ----------------------


Date of Report (Date of earliest event reported): MAY 22, 1996
                                                  ------------


                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


 MASSACHUSETTS                        0-23668                     04-2987600
- ---------------                    ------------              -------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS                       01923
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (508) 777-4247
                                                    --------------



                             Exhibit Index on Page 5



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ITEM 5.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

       On May 22, 1996, the Registrant and International Business Machines Corporation ("IBM") closed a transaction (the "Transaction") pursuant to which IBM will purchase an Ibis 1000 oxygen implanter (an "Ibis 1000") from the Registrant pursuant to a Equipment Purchase Master Agreement (the "Agreement") between the Registrant and IBM. On March 14, 1996, the Registrant filed a Current Report on Form 8-K (the "March 1996 8-K") announcing that it had received a purchase order from an unnamed semiconductor manufacturer for purchase of an Ibis 1000, and that the purchase order was subject to finalization of the Agreement. The semiconductor manufacturer referenced in the March 1996 8-K was IBM.

       The Agreement governs all purchases of equipment by IBM from the Registrant, and specifically the purchase of an unspecified number of Ibis 1000's, which are used to manufacture SIMOX (Separation by IMplantation of OXygen) wafers which enable the production of integrated circuits. The Agreement provides that when IBM desires to consider the Registrant for purchase of equipment, IBM will issue a Request for Quotation (an "RFQ") to the Registrant inviting Registrant to submit a quotation to IBM. Contingent upon IBM's acceptance of Registrant's quotation, IBM will issue a purchase order to the Registrant. The Registrant may choose to reject a purchase order in writing within 10 days of receipt. If it does not reject the Purchase Order, the Registrant is bound to deliver the equipment specified therein and in the Agreement. IBM has issued only one purchase order which is subject to the terms of the Agreement, which was received by the Registrant in March 1995 for the purchase of one Ibis 1000 implanter.

       IBM may terminate the Agreement, or any purchase order issued under the Agreement, at any time and without cause, by delivering written notice to the Registrant, subject only to certain payments by IBM to the Registrant for reasonable costs incurred by.the Registrant in performance of the Agreement. The Agreement may also be terminated by the Registrant or IBM upon the occurrence of certain events. The Agreement does not obligate IBM to issue an RFQ, to accept the Registrant's quotation, to issue a purchase order to the Registrant, or to purchase any equipment from the Registrant. The Agreement includes certain restrictions on IBM's ability to use the Ibis 1000 implanter and to sell the SIMOX wafers manufactured thereby.

       The summary of the Agreement set forth above is qualified in its entirety by the more detailed information contained in the Exhibit filed herewith, and the information contained in the Agreement is incorporated herein by reference and filed as an Exhibit herewith.




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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(c)   Exhibits.

      10.1 Equipment Purchase Master Agreement dated as of May 22, 1996 between the Registration and IBM

















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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Ibis Technology Corporation
                                        ---------------------------
                                        (Registrant)


Date: September 12, 1996                /s/ Timothy J. Burns
                                        ---------------------------
                                        Timothy J. Burns
                                        Chief Financial Officer







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                                EXHIBIT INDEX
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        Exhibit
        Number          Description
        -------         -----------

        10.1 Equipment Purchase Master Agreement dated as of May 22, 1996 between the Registrant and IBM